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                                                        EXHIBIT 20(c)

                      Toyota Motor Credit Corporation
                    Aggregate Monthly Report Information
                 Toyota Auto Receivables 2001-A Owner Trust
    As of and for the period from January 11, 2001 through March 31, 2001

Principal Distributions
Class A1                                       150,046,394.66
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                     150,046,394.66

Interest Distributions
Class A1                                         3,271,581.97
Class A2                                         5,260,444.45
Class A3                                         5,311,288.88
Class A4                                         3,800,004.80
                                             ----------------
     Total                                      17,643,320.10

Distribution Amount Allocable
     To Previously Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Remaining Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Outstanding Principal Balance
Class A1                                       167,001,605.34
Class A2                                       440,000,000.00
Class A3                                       440,000,000.00
Class A4                                       306,452,000.00
                                             ----------------
     Total                                   1,353,453,605.34

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                      Toyota Motor Credit Corporation
                    Aggregate Monthly Report Information
                 Toyota Auto Receivables 2001-A Owner Trust
   As of and for the period from January 11, 2001 through March 31, 2001


Credit Loss Amounts
Cumulative Credit Loss Amounts                     144,529.54
Reimbursed Credit Loss Amounts                     144,529.54

Principal Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Interest Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Servicing Fee                                    3,747,034.55

Payments Ahead                                     699,127.01
Change in Payments Ahead from the
     previous year - increase/(decrease)           699,127.01
Servicer Advances                                3,126,493.07
Change in Servicer Advances from
     previous year - increase/(decrease)         3,126,493.07

Reserve Fund                                    10,499,652.55
Cumulative Withdrawals from the Reserve Fund             0.00
Amounts Reimbursed to the Reserve Fund                   0.00